SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                           GROUP LONG DISTANCE, INC:
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                            GROUP LONG DISTANCE, INC.
                        6600 N. Andrews Avenue, Suite 140
                            Fort Lauderdale, FL 33309

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 14, 2000

To the Holders of the Common Stock of GROUP LONG DISTANCE, INC:

      PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Group Long Distance, Inc. (the "Company") will be held at 10:30 a.m. (local time), on March 14, 2000, at the Marriott Hotel, 6650 N. Andrews Avenue, Fort Lauderdale, Florida, for the following purposes:

            1. To elect two Class 3 Directors of the Company to serve until the annual meeting of shareholders in 2002 and until their respective successors are duly elected and qualified;

            2. To ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending April 30, 2000; and

            3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

      Only holders of the Common Stock at the close of business on February 4, 2000 will be entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

      You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly. This will insure that your shares are voted in accordance with your wishes. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the meeting.

                                          By Order of the Board of Directors,





                                          SAM D. HITNER,
                                          Secretary

                                          February 15, 2000




                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
General Information .......................................................................................       1
Solicitation and Voting of Proxies; Revocation; Record Date ...............................................       1
Matters Submitted to Shareholders .........................................................................       2
        Election of Directors .............................................................................       2
              Nominees Standing for Election ..............................................................       2
              Recommendation ..............................................................................       3
        Ratification of Selection of Independent Public Accountants .......................................       3
              Recommendation ..............................................................................       4
Security Ownership of Certain Beneficial Owners and Management ............................................       4
Directors and Executive Officers of the Company ...........................................................       5
Meetings of the Board of Directors and its Committees .....................................................       6
Director Compensation .....................................................................................       7
Executive Compensation ....................................................................................       7
      Summary Compensation Table ..........................................................................       7
      Option Grants for the Fiscal Year Ended April 30, 1999 ..............................................       9
      Aggregated Option Exercises in the Year Ended
         April 30, 1999 and Fiscal Year-End Option Values .................................................       9
      Employment Agreement ................................................................................      10
Certain Relationships and Related Transactions ............................................................      10
Compliance with Section 16(a) of the Securities Exchange Act of 1934 ......................................      11
Shareholder Proposals .....................................................................................      12
Other Business ............................................................................................      12

                                      (i)

                            GROUP LONG DISTANCE, INC.
                        6600 N. Andrews Avenue, Suite 140
                            Fort Lauderdale, FL 33309
                                 (954) 771-9696
                                  -----------
                                 PROXY STATEMENT

                                       for

                         Annual Meeting of Shareholders
                                 March 14, 2000
                                  -----------

      This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Group Long Distance, Inc., a Florida corporation (the "Company") to be voted at its Annual Meeting of Shareholders which will be held at 10:30 a.m. (local time), on March 14, 2000 at the Marriott Hotel, 6650 N. Andrews Avenue, Fort Lauderdale, Florida, and at any postponements or adjournments thereof (the "Annual Meeting").

      At the Annual Meeting, the Company's shareholders will be asked (i) to elect Messrs. Stanley A. Gottlieb and Jack Kanfer as Class 3 Directors of the Company to serve until the annual meeting of shareholders in 2002 and until their respective successors are duly elected and qualified, (ii) to ratify the appointment of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000, and (iii) to take such other action as may properly come before the Annual Meeting or any adjournments thereof.

      This proxy statement and the accompanying form of proxy, together with the Company's 1999 Annual Report to Shareholders, are being mailed to shareholders on or about February 15, 2000.


                               GENERAL INFORMATION

Solicitation and Voting of Proxies; Revocation; Record Date

      Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of the nominees for director named below, "FOR" the ratification of the Company's independent public accountants and by the proxies in their discretion on any other matters to come before the Annual Meeting.

      A shareholder may revoke a proxy at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Any written notice revoking the proxy should be sent to the attention of Sam D. Hitner,

Secretary, Group Long Distance, Inc., 6600 North Andrews Avenue, Suite 140, Fort Lauderdale, Florida 33309 or by Facsimile at (954) 771-9910.

      Proxies may be solicited by mail, and may also be solicited by telephone and facsimile, and by directors, officers and employees of the Company (without special compensation). The expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company. The Company has retained Continental Stock Transfer and Trust Company to assist in the solicitation. In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Expenses for the solicitation are estimated to be approximately $2,500, plus other reasonable expenses.

      Only holders of record of the Company's Common Stock, no par value ("Common Stock"), at the close of business on February 4, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of February 4, 2000, there were outstanding 3,500,402 shares of Common Stock. Each share is entitled to one vote. In order to conduct business at the Annual Meeting, a quorum must be present, that is a majority of the total number of Common Stock shares outstanding as of the Record Date must be represented, either in person or by proxy.


                        MATTERS SUBMITTED TO SHAREHOLDERS

                              ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

      Pursuant to the Company's Bylaws, the Board of Directors is divided into three classes, the terms of which expire successively over a three-year period. At each annual meeting of shareholders, successors to directors whose terms expire at that meeting shall be elected for three-year terms. The term of office for each class of director expires as follows: Class 1, at the 2001 annual meeting of Shareholders, Class 2, at the 2000 annual meeting of shareholders; and Class 3, at the 1999 annual meeting of Shareholders.

Nominees Standing for Election

      The following nominees are standing for election to serve as Class 3 Directors until the annual meeting of shareholders in 2002 and until their respective successors are duly elected and qualified:

              Stanley A. Gottlieb, 69, has been a Class 3 Director of the Company since December 1997. Mr. Gottlieb has been an Attorney since 1996, and prior to his retirement in December 1997, he held various positions at The Hearst Corporation, most recently as Vice President-Taxes. He continues to act as Senior Tax consultant to The Hearst Corporation.

            Jack Kanfer, 63, has been a Class 1 Director of the Company since December 21, 1999. Mr. Kanfer succeeded Mr. Dunne as a Director, upon his resignation. Since 1987, Mr. Kanfer has been CEO and Director of Telecom Consulting Group and B&D Telecom Corp., both privately held telecommunication companies located in Pompano Beach, Florida. From 1976 to 1987 Mr. Kanfer was a consultant specializing in turnarounds, mergers and acquisitions. Prior to 1976, Mr. Kanfer was a Senior Vice President of SCA Services, a New York Stock Exchange listed company that was acquired by Waste Management.

      Proxies are solicited in favor of the two Class 3 Director nominees and it is intended that the proxies will be voted for the nominees unless otherwise specified. Should a nominee become unable to serve for any reason, unless the Board of Directors by resolution provides for a lesser number of directors, the persons named in the enclosed proxy will vote for the election of a substitute nominee. The Board of Directors has no reason to believe that the nominees will be unable to serve.

Recommendation

      The Board of Directors recommends that stockholders vote FOR the nominees. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the holders of the Common Stock shares present and entitled to vote on this item at the Annual Meeting is required to elect the nominees. In determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instruction from the beneficial holders of such shares. Brokers holding shares in street name, who do not receive instruction, are entitled to vote on the election of directors, and such broker votes will count toward the presence of a quorum.

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                             (Item 2 on Proxy Card)

      The Audit Committee has recommended to the Board of Directors of the Company the selection of Grant Thornton LLP ("Grant Thornton") as independent public accountants of the Company for the fiscal year ending April 30, 2000.

      A representative of Grant Thornton will be present at the meeting. The representative will be given the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

Recommendation

      The Board of Directors recommends that the shareholders RATIFY the selection of Grant Thornton LLP to be the independent public accountants of the Company for the fiscal year ending April 30, 2000. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of the Common Stock shares present and entitled to vote on this item at the Annual Meeting is required to ratify the selection. In determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instruction from the beneficial holders of such shares. Brokers holding shares in street name, who do not receive instruction, are entitled to vote on the ratification of the independent public accountants, and such broker votes will count toward the presence of a quorum.


                          SECURITY OWNERSHIP OF CERTAIN
                           BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information, known to the Company with respect to the beneficial ownership of its Common Stock as of February 11, 2000 for (i) each person who is known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers and (iv) all directors and executive officers as a group.

--------------------------------------------------------------------------- --------------------- ------------------
                                   Name                                       Number of Shares      Percentage of
                                                                                Beneficially        Total Voting
                                                                                   Owned              Shares(1)
--------------------------------------------------------------------------- --------------------- ------------------
Mr. H. T. Ardinger, Jr.                                                          400,000(2)              10.5%
    9040 Governors Row
    Dallas, Texas 75247-3774
Mr. Glenn S. Koach, President and Chief Executive Officer and Director (3)       540,966(4)              13.1%
Mr. Sam D. Hitner, Chief Financial Officer and Secretary(5)                       29,000(6)               0.7%
Mr. John L. Tomlinson, Chairman of the Board, Vice President and Director (7)     39,066(8)               0.9%
Mr. Edward Harwood, Director                                                      99,668(8)               2.4%
Mr. Stanley A. Gottlieb, Director                                                 32,000(8)               0.8%
Mr. Jack Kanfer, Director                                                         39,000(8)               0.9%
Mr. Gerald M. Dunne, Jr., Former Chairman, President and Chief Executive         229,182(9)               6.5%
Officer
Mr. Peter J. Russo, Former Chief Financial Officer                                 4,000(10)              0.1%
All directors and current executive officers as a group (8 persons)            1,012,882(11)             24.6%
--------------------------------------------------------------------------- --------------------- ------------------

----------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying the options or warrants held by such person that are exercisable within 60 days of the date hereof, but excludes shares of common stock underlying options or warrants held by any other person.

(2) Includes 100,000 shares of common stock and 300,000 shares of common stock issuable upon the exercise of redeemable warrants.

(3)   Became President and Chief Executive Officer on October 13, 1999.

(4) Includes currently exercisable options to purchase 100,000 shares of common stock at an exercise price of $.20 per share, 100,000 shares of common stock at an exercise price of $.40 per share, 100,000 shares of common stock at an exercise price of $.60 per share, 100,000 shares of common stock at an exercise price of $.80 per share and 100,000 shares of common stock at an exercise price of $1.00 per share. All options expire on November 18, 2004.

(5)   Became Chief Financial Officer on September 11, 1999.

(6) Includes currently exercisable options to purchase 10,000 shares of common stock at an exercise price of $.20 per share that were repriced from 1.375 per share, 8,750 shares of common stock at an exercise price of $.40 per share that were repriced from 1.375 per share and 6,250 shares of common stock at an exercise price of $0.50 per share. All options expire on December 22, 2004.

(7) On October 13, 1999, Mr. Tomlinson, Vice-President and a Director of the Company, was appointed as Chairman of the Board upon the resignation of Mr. Dunne.

(8) Includes options exercisable one year after grant date of November 18, 1999 to purchase 20,000 shares of common stock at an exercise price of $.20 per share and 5,000 shares of common stock at an exercise price of $.40 per share, all expiring on November 18, 2004.

(9) Served as President and Chief Executive Officer, Director and Chairman of the Board until October 13, 1999.

(10) Served as Chief Financial Officer and Director of the Company, until September 11, 1999.

(11) Includes an aggregate of currently exercisable options to purchase 625,000 shares of common stock.


                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

      Glenn S. Koach, 44, was appointed President and Chief Executive Officer on October 13, 1999, following the resignation of Mr. Gerald M. Dunne, Jr. as Chairman, President and Chief Executive Officer of the Company and its subsidiaries. Mr. Koach was appointed Executive Vice President on August 1, 1999 and a Director on September 11, 1999. Mr. Koach succeeded Mr. Peter Russo as a Class 1 Director upon Mr. Russo's resignation. Mr. Koach is a Certified Public Accountant and had been a Principal of Riverside Capital Advisors, an investment company based in South Florida, from 1988 to 1997. Mr. Koach has served as Chairman of the Board of Metro Airlines from 1994 to 1997, and is also President of Harvard Corporation, a private real estate investment company.

      Sam D. Hitner, 42. Since September 11, 1999, Mr. Hitner has been the Chief Financial Officer, following the resignation of Mr. Peter Russo as Chief Financial Officer of the Company and its subsidiaries. Mr. Hitner had been the Controller of the Company since August 1995 and Secretary since October 1997. From November 1994 to August 1995, Mr. Hitner was employed with John L. Tomlinson C.P.A., P.A., as a tax consultant.

      John L. Tomlinson, 50, was appointed Chairman of the Board on October 13, 1999 upon Mr. Dunne's resignation and has been a Class 1 Director of the Company since November 1995. In May 1999, Mr. Tomlinson was appointed as a Vice President of the Company. Mr. Tomlinson is a Certified Public Accountant and has been in private practice since 1990. Mr. Tomlinson also serves as a director of Gateway American Bank of Florida.

      Stanley A. Gottlieb, 69, has been a Class 3 Director of the Company since December 1997. Mr. Gottlieb has been an Attorney since 1966, and prior to his retirement in December 1997, he held various positions at The Hearst Corporation, most recently as Vice President-Taxes. He continues to act as Senior Tax consultant to The Hearst Corporation.

      Edward Harwood, 73, has been a Class 2 Director of the Company since September 1995. For the 19 years prior to his retirement in 1989, Mr. Harwood held various executive positions with Gould Electronics Corporation, a computer manufacturing company.

      Jack Kanfer, 63, has been a Class 1 Director of the Company since December 21, 1999. Mr. Kanfer succeeded Mr. Dunne as a Director, upon his resignation. Since 1987, Mr. Kanfer has been CEO and Director of Telecom Consulting Group and B&D Telecom Corp., both privately held telecommunication companies located in Pompano Beach, Florida. From 1976 to 1987 Mr. Kanfer was a consultant specializing in turnarounds, mergers and acquisitions. Prior to 1976, Mr. Kanfer was a Senior Vice President of SCA Services, a New York Stock Exchange listed company that was acquired by Waste Management.

      There are no family relationships between any of the Officers and Directors of the Company.


              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

      During the year ended April 30, 1999, the Board of Directors held 7 formal meetings, and additionally met informally on numerous occasions. All directors attended 75% or more of the aggregate number of meetings of the board and its committees on which they served.

      The following are the current members and functions of the standing committees of the Board of Directors:

      Audit Committee. The Audit Committee is authorized to engage the Corporation's independent public accountants and review with such public accountants (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company's financial statements following completion of their audit and (iii) the Company's policies and procedures with respect to internal accounting and financial controls. The Audit Committee is composed of Messrs. Gottlieb, Tomlinson and Kanfer. Mr. Gottlieb is the Chairman. During the fiscal year ending April 30, 1999, the Audit Committee met twice.

      Option and Compensation Committee. The Option and Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers; provided that all actions of the Compensation Committee must be ratified by the full Board of Directors within six months of the subject action. The Option and Compensation Committee is composed of Messrs. Tomlinson, Harwood and Koach. Mr. Tomlinson is the Chairman. During the fiscal year ending April 30, 1999, the Option and Compensation Committee met once.

                              DIRECTOR COMPENSATION

      Effective May 1997, non-employee directors of the Company receive a fee of $1,500 per month for all services rendered as a director. Prior to May 1997, directors of the Company were not compensated for their services as directors. All directors are reimbursed for reasonable expenses incurred in connection with their services rendered as directors.

                             EXECUTIVE COMPENSATION

      The following table sets forth certain information with respect to the annual compensation of the Company's Former Chief Executive Officer and Former Chief Financial Officer during the fiscal years ended April 30, 1999, 1998 and 1997. No other executive officer of the Company serving as an executive officer received a total salary and bonus of $100,000 for the fiscal year ended April 30, 1999.

                           Summary Compensation Table

----------------------------------------- ------ ---------------------------------------- --------------------------
      Name and Principal Position         Fiscal           Annual Compensation             Long Term Compensation
                                          Year
                                                 ----------- ------------ --------------- ----------- --------------
                                                 Salary ($)   Bonus ($)       Other         Awards       Payouts
                                                                              Annual
                                                                           Compensation
                                                                               ($)
                                                                                          ----------- --------------
                                                                                          Securities    All Other
                                                                                          Underlying  Compensation
                                                                                           Options         ($)
                                                                                             (#)
----------------------------------------- ------ ----------- ------------ --------------- ----------- --------------
Gerald M. Dunne, Jr.                      1999     $165,000      $36,000      $17,801(1)     200,000(4)   $4,500(2)
   Former Chairman, Chief Executive       1998     $150,000     $255,000      $21,296(1)          --      $4,500(2)
   Officer and President                  1997     $122,000      $88,000      $19,897(1)     250,000        $225(2)
----------------------------------------- ------ ----------- ------------ --------------- ----------- --------------
Peter J. Russo                            1999     $100,000      $18,000      $10,043(3)      80,000(4)   $3,000(2)
   Former Chief Financial Officer         1998      $85,000      $70,000       $9,132(3)      14,000      $2,550(2)
                                          1997      $27,692      $25,000       $1,805(3)      36,000             --
----------------------------------------- ------ ----------- ------------ --------------- ----------- --------------

----------
(1) For Mr. Dunne, Jr. - Fiscal 1999 amount includes auto expenses of $11,982 and medical expense coverage of $5,819; Fiscal 1998 amount includes auto expenses of $17,123 and medical expense coverage of $4,173; Fiscal 1997 amount includes: car allowance of $11,905, medical expense coverage of $4,636 and commission income of $3,356.

(2) In April 1997, the Company commenced its 401(k) plan. The amount reported represents the Company's matching contribution for the fiscal year ended April 30, 1999. The plan was terminated in March 1999.

(3) For Mr. Russo - Fiscal 1999 amount includes auto expenses of $4,800 and medical expense coverage of $5,243; Fiscal 1998 amount includes auto expenses of $4,800 and medical expense coverage of $4,032; Fiscal 1997 amount includes: medical expense coverage of $1,805.

(4) On July 2, 1998 the Company's Board of Directors granted 75,000 options and 30,000 options to purchase shares of common stock at $1.375 a share to Mr. Dunne and Mr. Russo, respectively. These options have both subsequently terminated.

      On October 9, 1998 the Company's Board of Directors granted 125,000 options and 50,000 options to purchase shares of common stock at $0.50 a share to Mr. Dunne and Mr. Russo, respectively. These options have both subsequently terminated.



      On October 13, 1999, Mr. Dunne resigned as Chairman, Chief Executive Officer and President. Mr. Glenn Koach, formerly Executive Vice President, was appointed as President on October 13, 1999. Effective November 1999 pursuant to the terms of an employment agreement, Mr. Koach receives a monthly salary of $12,500 and a monthly car allowance of $500. For the year ended April 30, 1999, Mr. Koach did not receive any compensation from the Company.

      On September 11, 1999, Mr. Russo resigned as Chief Financial Officer of the Company. Mr. Russo entered into a Consulting Agreement to remain as a consultant to the Company for the four-month term of the Agreement, with a two-month option to extend by the Company. The Consulting Agreement was not renewed after the initial four-month term. Mr. Russo was succeeded by Mr. Hitner as Chief Financial Officer, formerly the Controller of the Company.

----------
      The following table provides certain information regarding the stock options granted during the year ended April 30, 1999 to the former executive officers named in the Summary Compensation Table.



             Option Grants For the Fiscal Year Ended April 30, 1999

---------------------------------- --------------------- ------------------ ------------------- --------------------
              Name                      Number of           % of Total         Exercise of        Expiration Date
                                        Securities        Options Granted       Base Price
                                    Underlying Options      to Employees         $/Share
                                      Granted (#)(1)       in Fiscal Year
---------------------------------- --------------------- ------------------ ------------------- --------------------
Gerald M. Dunne, Jr.                200,000(1)(2)                 --                  --                   --
Peter J. Russo                       80,000(1)(2)                 --                  --                   --
---------------------------------- --------------------- ------------------ ------------------- --------------------


(1) On July 2, 1998 the Company's Board of Directors granted 75,000 options and 30,000 options to purchase shares of common stock at $1.375 a share to Mr. Dunne, former President and Chief Executive Officer, and Peter J. Russo, former Chief Financial Officer, respectively. These options have both subsequently terminated.

(2) On October 9, 1998 the Company's Board of Directors granted 125,000 options and 50,000 options to purchase shares of common stock at $0.50 a share to Mr. Dunne, former President and Chief Executive Officer, and Mr. Russo, former Chief Financial Officer, respectively. These options have both subsequently terminated.


      The following table sets forth certain information for the former executive officers named in the Summary Compensation Table with respect to the exercise of options to purchase Common Stock during the fiscal year ended April 30, 1999 and the number and value of securities underlying unexercised options held by these former executive officers as of April 30, 1999.



                  Aggregated Option Exercises In the Year Ended
                April 30, 1999 and Fiscal Year-End Option Values

-------------------------------- ----------------- --------------- ------------------------ ------------------------
             Name                     Shares       Value Realized         Number of          Value of Unexercised
                                   Acquired on                      Securities Underlying    In-the-Money Options
                                   Exercise (#)                      Unexercised Options       at April 30, 1999
                                                                   Held at April 30, 1999   Exercisable/Unexercisable
                                                                   Exercisable/Unexercisable
-------------------------------- ----------------- --------------- ------------------------ ------------------------
Gerald M. Dunne, Jr.                      --              --          250,000/0 (1)                   $0/$0
Peter J. Russo                            --              --       45,333/4,667 (1)                   $0/$0
-------------------------------- ----------------- --------------- ------------------------ ------------------------


(1) These two executive officers named in the above table, have terminated their employment with the Company, and the options described above have expired.

Employment Agreement

      In November 1999, the Company and Mr. Koach entered into a one-year employment agreement providing for his employment as the Company's President and Chief Executive Officer with an annual base salary of $150,000 per year. The agreement shall be automatically renewed for one-year periods, unless either party to the agreement gives written notice to the other party not less than ninety (90) days prior to the expiration of such period. The agreement provides for a bonus based on the Company's performance, profitability, positive cash flow and other factors as may be determined by the Option and Compensation Committee of the Board of Directors. Mr. Koach shall also be entitled to stock options in accordance with the Company's 1996 Stock Option Plan. The agreement provides that in the event of termination for cause, Mr. Koach shall not be entitled to receive any further installments of base salary or other compensation, including severance payments. In the event of termination without cause, Mr. Koach will receive a severance payment equal to three months of his then annual base salary. The agreement also includes a three-month agreement not to compete commencing on the date of termination.


                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


      In September 1995, John L. Tomlinson, Vice President and Chairman of the Board of the Company, and Philip C. Cezeaux, an unaffiliated third-party, loaned the Company an aggregate principal amount of $100,000, for which the Company issued its unsecured promissory note. The interest rate on the promissory note adjusted semi-annually based on the prime rate plus 2% and principal and interest was payable in equal monthly installments of $2,600 until September 1999. The promissory note was repaid in full in February 1999. As an inducement for the loan, the Company issued options in September 1995 to Messrs. Tomlinson and Cezeaux to purchase 47,635 shares of Common Stock at a price of $3.15 per share. These options expired on September 30, 1997, and 16,700 shares were exercised in September 1997.

      For the year ended April 30, 1999 and 1998, John L. Tomlinson Chairman of the Board and a director of the Company performed taxation services for the Company. John L. Tomlinson CPA, PA was paid for these services approximately $19,000 and $10,000 for the year ending April 30, 1999 and 1998, respectively. In May 1999, Mr. Tomlinson was appointed a Vice President of the Company.

      On September 11, 1999, Mr. Peter Russo resigned as Chief Financial Officer and a Director of the Company and it subsidiaries. On September 11, 1999 the Company entered into a Consulting Agreement with Torbay Management Services, Inc., a corporation controlled by Mr. Russo ("Torbay"), pursuant to which Torbay provided consulting services to the Company. Torbay received a monthly consulting fee of $6,000 for the four-month term of the agreement. As at February 11, 2000, the Company had paid Torbay $24,000 in consulting fees. The Consulting Agreement was not renewed after the initial four-month term.

         On October 13, 1999, Mr. Gerald M. Dunne, Jr. ("Dunne") resigned as President, Chief Executive Officer and a Director of the Company and each of its subsidiaries. In connection with Dunne's resignation, on October 13, 1999, the Company and Dunne entered into a Separation Agreement (the "Separation Agreement") pursuant to which the Company agreed to pay Dunne severance pay of $190,000, less all applicable employment withholding taxes. Pursuant to the Separation Agreement, Dunne is also subject to confidentiality and non-compete provisions. Pursuant to the Separation Agreement, Dunne is also to receive (1) health insurance benefits for two years, (2) coverage under the Company's Directors and Officers insurance policy for two years and (3) a car allowance for one year effective September 1, 1999. Pursuant to the Separation Agreement, Dunne and the Company have also released each other against any and all claims that either may have against each other in connection with Dunne's employment by the Company. As at February 11, 2000 the Company has paid out $188,968 pursuant to the Separation Agreement. Pursuant to the Separation Agreement, the Company may engage Dunne as a consultant from time to time and Dunne will be compensated at the rate of $250 per hour for such services. As at February 11, 2000 the Company had paid out $500 to Mr. Dunne as consultant.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE


Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of any registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") reports of ownership of the Common Stock of the Company. Reporting persons are required by SEC regulation to furnish the Company with copies of all such reports that they file. To the best of the Company's knowledge, all such reports were filed for the fiscal year ended April 30, 1999.

                              SHAREHOLDER PROPOSALS


      Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company at the address appearing on the first page of this proxy statement by July 31, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                 OTHER BUSINESS


      The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

                            GROUP LONG DISTANCE, INC.
                     PROXY SOLICITED BY THE BOARD DIRECTORS

         The undersigned, hereby appoints Sam D. Hitner, Chief Financial Officer and Secretary of Group Long Distance, Inc., a Florida corporation (the "Company"), as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, no par value, of the Company that the undersigned is entitled to vote at the 1999 Annual Meeting of Shareholders of the Company, to be held on March 14, 2000, at 10:30 a.m. (local time), at the Marriott Hotel, 6650 N. Andrews Avenue, Fort Lauderdale, Florida, with respect to the following matters:

              Item 1. Election of Class 3 Director Nominees: Messrs. Stanley A.
                      Gottlieb and Jack Kanfer

              Item 2. Appointment of Grant Thornton LLP as the independent public accountants of Company for the fiscal year ending April 30, 2000.

              Item 3. Such other matters as may properly come before the meeting.

The Board of Directors recommends a vote FOR proposals 1 and 2: Please mark your votes as in this example |X|

1.  Stanley A. Gottlieb          [ ] FOR            [ ] WITHHOLD AUTHORITY
    Jack Kanfer                  [ ] FOR            [ ] WITHHOLD AUTHORITY

2. To ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending April 30, 2000.


            [ ] FOR                 [ ] AGAINST            [ ] ABSTAIN

3. In their discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

                            This proxy will be voted as directed. Unless otherwise directed, this Proxy will be voted for Proposals 1 and 2.

                            Dated: __________________________________, 2000

                            ---------------------------------------------

                            ---------------------------------------------
                                          Shareholder sign here

                            ---------------------------------------------
                                            Co-owner sign here


                            NOTE: Please sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.